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                                                                    Exhibit 23.3

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Devon Group, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in this prospectus.

                                           /s/ KPMG Peat Marwick LLP

Stamford, Connecticut
April 27, 1998